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                      METROPOLITAN LIFE INSURANCE COMPANY
                                      AND
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                           METLIFE GROWTH AND INCOME

        SUPPLEMENT DATED MAY 1, 2017 TO THE PROSPECTUS DATED MAY 1, 2016

This supplement revises information in the prospectus dated May 1, 2016 for the MetLife Growth and Income variable annuity contract issued by Metropolitan Life Insurance Company. This supplement should be read in its entirety and kept together with your prospectus for future reference. For a free copy of the prospectus, call us at (800) 544-2442, or write the Annuity Service Center, P.O. Box 770001, Cincinnati, OH 45277-0050. Upon request, financial statements for Metropolitan Life Insurance Company will be sent to you without charge.

1. FEE TABLES AND EXAMPLES

The following replaces the "Total Annual Portfolio Expenses" in the "Fee Tables and Examples" section of the prospectus:

Total Annual Portfolio Expenses (1)
-------------------------------
(expenses that are deducted from Investment Option assets, including management fees,
12b-1/service fees, and other expenses)                                                     0.83%

   Note 1. The total annual portfolio expenses of the Fidelity VIP FundsManager 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses). For contracts issued based on applications signed and dated prior to July 21, 2012, the Fidelity VIP FundsManager 60% Portfolio was offered in place of the Fidelity VIP FundsManager 50% Portfolio. The Total Annual Operating Expenses of the Fidelity VIP FundsManager 50% Portfolio are 0.76%.

The following replaces the "Investment Option Expenses" in the "Fee Tables and Examples" section of the prospectus:

   INVESTMENT OPTION EXPENSES
   (as a percentage of the average daily net assets of an Investment Option)

   The following table is a summary. For more complete information on Investment Option fees and expenses, please refer to the prospectus for each Investment Option. Acquired Fund Fees and Expenses are expenses incurred indirectly as a result of investing in shares of one or more underlying portfolios.




                                                       Distribution               Acquired      Total                      Net Total
                                                          and/or                  Fund Fees    Annual       Fee Waiver      Annual
                                          Management      Service       Other        and      Operating   and/or Expense   Operating
Investment Option                            Fee       (12b-1) Fees    Expenses   Expenses    Expenses    Reimbursement    Expenses
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INVESTOR CLASS
   Fidelity VIP FundsManager 50%
   Portfolio                                 0.25%             --          --        0.51%       0.76%          0.05%        0.71%
   Fidelity VIP FundsManager 60%
   Portfolio                                 0.25%             --          --        0.58%       0.83%          0.05%        0.78%
   Fidelity VIP Government Money Market
   Portfolio                                 0.17%             --        0.10%         --        0.27%            --         0.27%

   Notes:
   -----

   The information shown in the table above was provided by the Investment Options. Certain Investment Options and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be


                                                                   SUPP-MGI-0517

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   terminated with respect to these Investment Options only with the approval of the Investment Option's board of directors or trustees. Please see the Investment Options' prospectuses for additional information regarding these arrangements.

   The Fidelity VIP FundsManager 50% Portfolio and Fidelity VIP FundsManager 60% Portfolio are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Options invest in other funds, each will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

   For contracts issued based on applications signed and dated prior to July 21,
   -----------------------------------------------------------------------------
   2012, the Fidelity VIP FundsManager 60% Portfolio was offered in place of the
   ----
   Fidelity VIP FundsManager 50% Portfolio.

2. INVESTMENT OPTIONS

The following replaces the Investment Options table in the Investment Options section of the prospectus:

INVESTMENT OPTION                           INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
-----------------                           --------------------                 -----------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS--INVESTOR CLASS

Fidelity VIP FundsManager 50%               Seeks high total return.             FMR Co., Inc.
Portfolio

Fidelity VIP FundsManager 60%               Seeks high total return.             FMR Co., Inc.
Portfolio

Fidelity VIP Government Money               Seeks as high a level of current     Fidelity Management & Research
Market Portfolio                            income as is consistent with         Company
                                            preservation of capital and
                                            liquidity.                           Subadviser: Fidelity Investments
                                                                                 Money Management, Inc.

3. OTHER INFORMATION - DISTRIBUTOR

The address of the Distributor, MetLife Investors Distribution Company, has changed to 200 Park Avenue, New York, NY 10166.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Annuity Service Center
Telephone: (800) 634-9361

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